                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                FORM N-CSR

                 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                      MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06121

Morgan Stanley Pacific Growth Fund Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                       (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                                        (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Pacific Growth Fund Inc. performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

Fund Report

For the six months ended April 30, 2006

TOTAL RETURN FOR THE 6 MONTHS ENDED APRIL 30, 2006

                                        MSCI JAPAN
CLASS A   CLASS B   CLASS C   CLASS D   INDEX(1,2)
-------   -------   -------   -------   ----------
 28.50%    27.96%    28.03%    28.58%     24.40%

  MSCI ALL-COUNTRY      50/50                     LIPPER
 ASIA-PACIFIC FREE     BLENDED   MSCI WORLD   PACIFIC REGION
EX-JAPAN INDEX(1,3)   INDEX(4)   INDEX(1,5)   FUNDS INDEX(6)
-------------------   --------   ----------   --------------
      29.02%           26.75%      16.01%         31.15%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED PERFORMANCE AND BENCHMARK INFORMATION.

MARKET CONDITIONS

In the six-month reporting period, the Asia Pacific markets posted strong positive absolute returns and generally outperformed global developed markets. Despite concerns over rising oil prices and inflation, investors were encouraged by indications that the U.S. Federal Open Market Committee might cease or at least pause its monetary tightening. Additionally, favorable economic data from the U.S., better-than-expected corporate earnings announcements and positive outlooks from corporate managements, continued to bolster confidence.

Within the Asia ex-Japan region, developed markets generally lagged emerging markets. Returns ranged broadly, from considerable double-digit gains in Indonesia to a barely positive return from New Zealand. The latter experienced a sharp correction in the first quarter of 2006 on concerns over slowing growth and depreciating currency. In contrast, exporters and manufacturers in countries such as Indonesia, India, China and South Korea continued to benefit from strong demand from the U.S., China and the recovering economies of Japan and Germany. Political uncertainty in Thailand and the Philippines was a cause for concern, but the impact primarily remained isolated to their local markets. Despite this turbulence, both markets posted healthy returns during the period.

Against a backdrop of renewed economic vigor, the Japanese stock market rose more than 24 percent during the six-month review period (as measured by the MSCI Japan Index) and reached in April its highest levels since 2000. Foreign investment continued to flow into Japan's market, based on expectations of economic recovery and solid corporate earnings supported by restructuring efforts.

Macroeconomic data generally exceeded consensus expectations. Fourth quarter 2005 data reflected significant economic strengthening in Japan: expanding gross domestic product growth, rising recurring profits and increased year-over-year capital spending. Additional positive news included a year-over-year gain in January's core Consumer Price Index and rising land prices for both residential and commercial properties. In March, the Bank of Japan determined the economy to be sufficiently healthy to formally end the central bank's quantitative easing policy, signaling a symbolic official end to deflation in Japan.

In this environment, sectors driven by domestic demand, such as nonferrous metals and real estate, were the best performers in Japan's market during the first half of the review period, as investors continued to speculate on the end of deflation and a rise in property prices. The high technology and auto sectors performed well in November mainly due to a depreciating yen against a U.S. dollar. In January, declining small- and mid-cap growth stocks led the market lower amid allegations of fraud at one of Japan's best known Internet companies. Subsequent trading halts on the Tokyo Stock Exchange floor in January and February also heightened concerns. Since then, it appears that investors' attention has begun to focus more on companies with higher quality disclosure and more transparent balance sheets. Toward the end of the period, concerns about global interest rate increases, the first globally coordinated monetary tightening in 15 years, coupled with record high oil prices and local political concerns, drove waning sentiment and weakened the markets.

PERFORMANCE ANALYSIS

Morgan Stanley Pacific Growth Fund outperformed the Morgan Stanley Capital International (MSCI) Japan Index, the 50/50 Blended Index (blend of the MSCI Japan and MSCI All-Country Asia-Pacific Free ex-Japan) and the MSCI World Index and underperformed the MSCI All-Country Asia-Pacific Free ex-Japan Index and the Lipper Pacific Region Funds Index for the six months ended April 30, 2006, assuming no deduction of applicable sales charges.

Both the Asia Pacific ex-Japan and the Japan portions of the portfolio contributed positively to performance. Within the Asia ex-Japan portion, country allocation and stock selection were additive to returns, with the latter the primary driver of performance relative to the MSCI All-Country Asia-Pacific Free ex-Japan Index. A variety of Australian equities contributed to performance relative to the Asia-Pacific ex-Japan Index, specifically, holdings in the metals and mining, the commercial services and consumer discretionary sectors. Other bright spots included the Fund's niche Taiwan technology stocks and financials stocks. South Korean heavy engineering and construction stocks and consumer discretionary stocks furthered the Fund's advance relative to the Asia-Pacific ex-Japan Index. From a top down perspective, relative to the Asia-Pacific ex-Japan Index, the Fund's underweight in Australia and overweights in India and Indonesia contributed to performance.

Stock selection within Japan was one of the most significant contributors to the Fund's overall performance. Within the capital goods sector, the Fund's exposure to cable and electric wires manufacturing advanced well, due to recovering optical fiber business in the United States. The Fund also benefited from stock selection in the automobile industry; here, increased automobile sales in Asian countries was a positive catalyst.

In contrast, positioning within the Thai equity market hindered performance relative to the Asia-Pacific ex-Japan Index. A bias toward Thai construction stocks proved disadvantageous as many pump priming projects were delayed or cancelled. Additionally, a de-emphasis of the Thai energy sector precluded the Fund from participating fully in gains earned on the back of rising oil prices. An underweight in Hong Kong relative to the Asia-Pacific ex-Japan Index also detracted from performance. In November and December, the portfolio's zero exposure to Japanese banks negatively affected the Fund's return as the market was driven by very narrow leadership by expensive momentum-driven stocks such as banks and other financials.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM AS DISCUSSED HEREIN OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS

Toyota Motor Corp.                         1.9%
Bharat Heavy Electricals Ltd.              1.9
Canon Inc.                                 1.8
BHP Billiton Ltd.                          1.8
Matsushita Electric Industrial Co., Ltd.   1.7
Nissan Motor Co., Ltd.                     1.7
Toshiba Corp.                              1.5
Nintendo Co., Ltd.                         1.5
Mitsubishi Corp.                           1.4
Fujitsu Ltd.                               1.3

TOP FIVE COUNTRIES

Japan         52.7%
Australia     11.8
Hong Kong      7.1
Taiwan         6.9
South Korea    6.7

DATA AS OF APRIL 30, 2006. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10 HOLDINGS AND TOP FIVE COUNTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

THE FUND WILL NORMALLY INVEST AT LEAST 80 PERCENT OF ITS ASSETS IN COMMON STOCKS (INCLUDING DEPOSITARY RECEIPTS) AND OTHER SECURITIES OF COMPANIES WHICH HAVE A PRINCIPAL PLACE OF BUSINESS IN, OR WHICH DERIVE A MAJORITY OF THEIR REVENUES FROM BUSINESS IN, ASIA, AUSTRALIA OR NEW ZEALAND. THE PRINCIPAL ASIAN COUNTRIES
INCLUDE: JAPAN, MALAYSIA, SINGAPORE, HONG KONG, THAILAND, THE PHILIPPINES, INDIA, INDONESIA, TAIWAN AND SOUTH KOREA. THE FUND'S ASSETS WILL BE INVESTED IN AT LEAST THREE COUNTRIES. THE FUND, HOWEVER, MAY INVEST MORE THAN 25 PERCENT OF ITS NET ASSETS IN JAPAN, HONG KONG, MALAYSIA, SOUTH KOREA AND/OR TAIWAN. THUS, THE INVESTMENT PERFORMANCE OF THE FUND MAY BE SUBJECT TO THE SOCIAL, POLITICAL AND ECONOMIC EVENTS OCCURRING IN THOSE COUNTRIES TO A GREATER EXTENT THAN OTHER COUNTRIES.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR

AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 WITHOUT CHARGE BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS. YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED APRIL 30, 2006

                   CLASS A SHARES*   CLASS B SHARES**    CLASS C SHARES+   CLASS D SHARES++
                  (SINCE 07/28/97)   (SINCE 11/30/90)   (SINCE 07/28/97)   (SINCE 07/28/97)
SYMBOL                 TGRAX              TGRBX              TGRCX               TGRDX
---------------   ----------------   ----------------   ----------------   -----------------
1 YEAR                39.47%(7)          38.42%(7)          38.39%(7)           39.70%(7)
                      32.15(8)           33.42(8)           37.39(8)               --
5 YEARS               11.86(7)           10.92(7)           11.01(7)            12.06(7)
                      10.66(8)           10.65(8)           11.01(8)               --
10 YEARS                 --              (0.31)(7)             --                  --
                         --              (0.31)(8)             --                  --
SINCE INCEPTION        0.89(7)            5.27(7)            0.17(7)             1.11(7)
                       0.27(8)            5.27(8)            0.17(8)               --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT WWW.MORGANSTANLEY.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.

+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1.0% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

++  CLASS D HAS NO SALES CHARGE.

(1) THE FUND'S BENCHMARK IS BEING CHANGED FROM THE MSCI WORLD INDEX TO THE MSCI JAPAN INDEX AND THE MSCI ALL-COUNTRY ASIA-PACIFIC FREE EX-JAPAN INDEX TO MORE ACCURATELY REFLECT THE FUND'S INVESTIBLE UNIVERSE.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX IS A CAPITALIZATION WEIGHTED INDEX THAT MEASURES THE PERFORMANCE, IN US DOLLARS, OF CERTAIN COMPANIES TRADED ON THE JAPANESE STOCK MARKET AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY JAPAN. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY ASIA-PACIFIC FREE EX-JAPAN INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN ASIA PACIFIC REGION, EXCLUDING JAPAN. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. RETURNS PRIOR TO 12/31/98 REFLECT THOSE USING "GROSS DIVIDENDS" AS THE "NET DIVIDENDS" DATA WAS NOT AVAILABLE UNTIL AFTER 12/31/98. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE 50/50 BLENDED INDEX IS COMPRISED OF TWO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) INDICES; JAPAN AND ALL-COUNTRY ASIA-PACIFIC FREE EX-JAPAN, WITH EACH INDEX WEIGHTED EQUALLY. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(6) THE LIPPER PACIFIC REGION FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER PACIFIC REGION FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 10 FUNDS REPRESENTED IN THIS INDEX.

(7) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.

(8) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 11/01/05 - 04/30/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING         ENDING          EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                                  -------------   -------------   -------------------
                                                     11/01/05        04/30/06     11/01/05 - 04/30/06
                                                  -------------   -------------   -------------------
CLASS A
Actual (28.50% return)                              $1,000.00       $1,285.00           $ 9.86
Hypothetical (5% annual return before expenses)     $1,000.00       $1,016.17           $ 8.70

CLASS B
Actual (27.96% return)                              $1,000.00       $1,279.60           $14.13
Hypothetical (5% annual return before expenses)     $1,000.00       $1,012.40           $12.47

CLASS C
Actual (28.03% return)                              $1,000.00       $1,280.30           $13.57
Hypothetical (5% annual return before expenses)     $1,000.00       $1,012.89           $11.98

CLASS D
Actual (28.58% return)                              $1,000.00       $1,285.80           $ 8.50
Hypothetical (5% annual return before expenses)     $1,000.00       $1,017.36           $ 7.50

----------
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.74%, 2.50%, 2.40% AND 1.50% FOR CLASS A, CLASS B, CLASS C AND CLASS D SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

Investment Advisory Agreement Approval

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator are referred to, collectively, as the "Adviser" and the Investment Advisory, Sub-Advisory and Administration Agreements are referred to, collectively, as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel. The Board concluded that the Fund can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Fund's investment strategy and/or investment personnel.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes breakpoints in the management fee schedule. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because of the breakpoints. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF THE ADVISER AND AFFILIATES

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs, but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUND'S NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Pacific Growth Fund Inc.
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            Common Stocks (98.2%)

            Australia (11.8%)
            APPAREL/FOOTWEAR
  107,021   Billabong International Ltd.                              $1,253,210
                                                                      ----------
            BEVERAGES: ALCOHOLIC
  347,100   Foster's Group Ltd.                                        1,549,896
   44,700   Lion Nathan Ltd.                                             282,424
   50,700   McGuigan Simeon Wines Ltd.                                   121,665
                                                                      ----------
                                                                       1,953,985
                                                                      ----------
            BIOTECHNOLOGY
   12,500   CSL Ltd.                                                     547,717
                                                                      ----------
            CASINO/GAMING
  167,600   Tattersall's Ltd.                                            408,554
   71,300   UNiTAB Ltd.                                                  794,310
                                                                      ----------
                                                                       1,202,864
                                                                      ----------
            FINANCIAL CONGLOMERATES
  233,250   AMP Ltd.                                                   1,595,942
   13,550   Macquarie Bank Ltd.                                          734,697
                                                                      ----------
                                                                       2,330,639
                                                                      ----------
            FOOD RETAIL
  186,900   Metcash Ltd.                                                 652,887
                                                                      ----------
            FOREST PRODUCTS
   71,400   Great Southern Plantations Ltd.                              212,005
  181,200   Gunns Ltd.                                                   437,578
                                                                      ----------
                                                                         649,583
                                                                      ----------
            GAS DISTRIBUTORS
   84,250   Origin Energy Ltd.                                           451,055
                                                                      ----------
            HOSPITAL/NURSING MANAGEMENT
  159,800   DCA Group Ltd.                                               455,070
                                                                      ----------
            INDUSTRIAL CONGLOMERATES
   32,700   Wesfarmers Ltd.                                              898,932
                                                                      ----------
            INVESTMENT TRUSTS/MUTUAL FUNDS
  154,600   Macquarie Infrastructure Group (Units)
               (Stapled Securities)+                                     419,130
                                                                      ----------
            MAJOR BANKS
   84,250   Australia and New Zealand Banking Group Ltd.              $1,788,226
   63,850   National Australia Bank Ltd.                               1,823,622
   51,000   Westpac Banking Corp.                                        972,108
                                                                      ----------
                                                                       4,583,956
                                                                      ----------
            MISCELLANEOUS COMMERCIAL SERVICES
  215,100   Brambles Industries Ltd.                                   1,822,952
                                                                      ----------
            MULTI-LINE INSURANCE
   98,900   Insurance Australia Group Ltd.                               424,341
                                                                      ----------
            OIL REFINING/MARKETING
   42,000   Caltex Australia Ltd.                                        642,680
                                                                      ----------
            OTHER METALS/MINERALS
  167,801   BHP Billiton Ltd.                                          3,733,643
   12,950   Rio Tinto Ltd.                                               773,462
   70,450   Zinifex Ltd.                                                 553,722
                                                                      ----------
                                                                       5,060,827
                                                                      ----------
            OTHER TRANSPORTATION
  134,500   Macquarie Airports (Stapled Securities)+                     335,017
                                                                      ----------
            PROPERTY - CASUALTY INSURERS
   86,800   QBE Insurance Group Ltd.                                   1,475,198
                                                                      ----------
            REAL ESTATE INVESTMENT TRUSTS
   53,650   Westfield Group (Stapled Securities)+                        689,759
                                                                      ----------
            Total Australia                                           25,849,802
                                                                      ----------
            China (1.2%)
            ELECTRIC UTILITIES
  605,000   Huadian Power International Corp., Ltd. (Class H)            165,795
                                                                      ----------
            INTEGRATED OIL
  222,000   PetroChina Co., Ltd.                                         244,780
                                                                      ----------
            INVESTMENT TRUSTS/MUTUAL FUNDS
  100,000   Investment Co. of China** (a)                                 13,600
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            LIFE/HEALTH INSURANCE
  840,000   China Life Insurance Co., Ltd. (Class H)                 $ 1,132,017
                                                                     -----------
            MULTI-LINE INSURANCE
  410,000   Ping An Insurance (Group) Co. of China, Ltd. (Class H)     1,128,858
                                                                     -----------
            Total China                                                2,685,050
                                                                     -----------
            Hong Kong (7.1%)
            AGRICULTURAL COMMODITIES/MILLING
  612,000   Global Bio-Chem Technology Group Co., Ltd.                   319,642
                                                                     -----------
            ALUMINUM
1,590,000   Asia Aluminum Holdings Ltd.*                                 289,117
                                                                     -----------
            APPAREL/FOOTWEAR
  830,000   Victory City International Holdings Ltd.                     294,353
                                                                     -----------
            APPAREL/FOOTWEAR RETAIL
  273,000   Esprit Holdings Ltd.                                       2,179,268
                                                                     -----------
            CONSUMER SUNDRIES
  818,000   Moulin Global Eyecare Holdings Ltd.* (a)                           0
                                                                     -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
  327,000   Grande Holdings Ltd. (The)                                   246,695
                                                                     -----------
            ENGINEERING & CONSTRUCTION
  789,800   New World Development Co., Ltd.                            1,415,759
                                                                     -----------
            INDUSTRIAL CONGLOMERATES
   61,000   Hutchison Whampoa Ltd.                                       598,649
   41,000   Swire Pacific Ltd. (Class A)                                 419,290
                                                                     -----------
                                                                       1,017,939
                                                                     -----------
            INDUSTRIAL SPECIALTIES
  147,000   Kingboard Chemical Holdings Ltd.                             387,675
                                                                     -----------
            PROPERTY - CASUALTY INSURERS
1,556,000   PICC Property & Casualty Company Ltd.                        566,873
                                                                     -----------
            REAL ESTATE DEVELOPMENT
   61,000   Cheung Kong (Holdings) Ltd.                                 $687,148
  176,000   Great Eagle Holdings Ltd.                                    636,653
  116,000   Henderson Land Development Co., Ltd.                         681,403
  313,000   Hysan Development Co., Ltd.                                  900,133
   36,000   Sun Hung Kai Properties Ltd.                                 411,333
                                                                     -----------
                                                                       3,316,670
                                                                     -----------
            REGIONAL BANKS
5,897,000   China Construction Bank (Class H)                          2,547,612
   18,000   Dah Sing Financial Group                                     147,402
                                                                     -----------
                                                                       2,695,014
                                                                     -----------
            SEMICONDUCTORS
  768,000   Solomon Systech International Ltd.                           341,694
                                                                     -----------
            TEXTILES
  400,000   Fountain Set (Holdings) Ltd.                                 159,911
                                                                     -----------
            TOOLS/HARDWARE
  333,000   Techtronic Industries Co., Ltd.                              558,271
                                                                     -----------
            WIRELESS TELECOMMUNICATIONS
  308,000   China Mobile (Hong Kong) Ltd.                              1,791,367
                                                                     -----------
            Total Hong Kong                                           15,580,248
                                                                     -----------
            India (3.0%)
            ELECTRICAL PRODUCTS
   93,300   Bharat Heavy Electricals Ltd.                              4,868,133
                                                                     -----------
            MOTOR VEHICLES
   50,000   Hero Honda Motors Ltd.                                       939,782
                                                                     -----------
            REGIONAL BANKS
  300,600   Union Bank of India Ltd. (a)                                 815,274
                                                                     -----------
            Total India                                                6,623,189
                                                                     -----------
            Indonesia (1.8%)
            GAS DISTRIBUTORS
  459,500   PT Perusahaan Gas Negara                                     647,477
                                                                     -----------
            MAJOR TELECOMMUNICATIONS
  719,000   PT Telekomunkasi Indonesia Tbk (Series B)                    616,869
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
             REAL ESTATE DEVELOPMENT
27,405,500   PT Kawasan Industri Jababeka Tbk*                       $   482,711
                                                                     -----------
             REGIONAL BANKS
 1,534,500   PT Bank Central Asia Tbk                                    762,891
 2,375,500   PT Bank Rakyat Indonesia                                  1,248,487
                                                                     -----------
                                                                       2,011,378
                                                                     -----------
             SPECIALTY STORES
 1,942,100   PT Mitra Adiperkasa Tbk                                     233,935
                                                                     -----------
             Total Indonesia                                           3,992,370
                                                                     -----------
             Japan (52.7%)
             AUTO PARTS: O.E.M.
    56,300   NIFCO Inc.                                                1,167,865
                                                                     -----------
             BUILDING PRODUCTS
   135,000   Nippon Sheet Glass Company, Ltd.                            802,145
   159,000   Sanwa Shutter Corp.                                       1,088,697
                                                                     -----------
                                                                       1,890,842
                                                                     -----------
             CHEMICALS: MAJOR DIVERSIFIED
   245,500   Mitsubishi Chemical Holdings Corp.                        1,553,661
                                                                     -----------
             CHEMICALS: SPECIALTY
   207,000   Daicel Chemical Industries, Ltd.                          1,779,432
   364,000   Denki Kagaku Kogyo Kabushiki Kaisha                       1,670,106
   163,000   Kaneka Corp.                                              1,839,606
    93,300   Shin-Etsu Polymer Co., Ltd.                               1,610,628
                                                                     -----------
                                                                       6,899,772
                                                                     -----------
             COMMERCIAL PRINTING/FORMS
    93,000   Dai Nippon Printing Co., Ltd.                             1,667,575
    19,000   Nissha Printing Co., Ltd.                                   769,887
                                                                     -----------
                                                                       2,437,462
                                                                     -----------
             COMPUTER PERIPHERALS
   100,700   Mitsumi Electric Co., Ltd.                                1,418,846
                                                                     -----------
             OMPUTER PROCESSING HARDWARE
   360,000   Fujitsu Ltd.                                              3,002,901
                                                                     -----------
             ELECTRIC UTILITIES
    45,200   Tokyo Electric Power Co., Inc.                          $ 1,162,081
                                                                     -----------
             ELECTRICAL PRODUCTS
   326,000   Furukawa Electric Co., Ltd.                               2,604,676
                                                                     -----------
             ELECTRONIC COMPONENTS
    24,800   TDK Corp.                                                 2,077,384
                                                                     -----------
             ELECTRONIC DISTRIBUTORS
    34,900   Ryosan Co., Ltd.                                          1,018,441
                                                                     -----------
             ELECTRONIC EQUIPMENT/INSTRUMENTS
    53,800   Canon Inc.                                                4,118,819
   101,500   Casio Computer Co., Ltd.                                  1,909,203
    28,000   Kyocera Corp.                                             2,616,155
   162,000   Matsushita Electric Industrial Co., Ltd.                  3,915,795
   382,000   NEC Corp.                                                 2,676,048
   131,000   Ricoh Co., Ltd.                                           2,602,268
   476,000   Toshiba Corp.                                             3,033,313
                                                                     -----------
                                                                      20,871,601
                                                                     -----------
             ELECTRONICS/APPLIANCES
    58,600   Fuji Photo Film Co., Ltd.                                 1,993,337
    24,100   Rinnai Corp.                                                665,149
    42,900   Sony Corp.                                                2,156,878
                                                                     -----------
                                                                       4,815,364
                                                                     -----------
             ENGINEERING & CONSTRUCTION
    64,000   Kyudenko Corp.                                              406,153
    65,000   Maeda Road Construction Co., Ltd.                           506,768
   200,000   Obayashi Corp.                                            1,531,159
    32,000   Sanki Engineering Co., Ltd.                                 263,831
                                                                     -----------
                                                                       2,707,911
                                                                     -----------
             FINANCE/RENTAL/LEASING
    66,100   Hitachi Capital Corp.                                     1,295,623
                                                                     -----------
             FOOD RETAIL
    52,000   FamilyMart Co., Ltd.                                      1,508,306
                                                                     -----------
             FOOD: MEAT/FISH/DAIRY
    98,000   Nippon Meat Packers, Inc.                                 1,160,288
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            FOOD: SPECIALTY/CANDY
   40,400   House Foods Corp.                                       $    673,984
                                                                    ------------
            HOME BUILDING
  204,000   Sekisui Chemical Co., Ltd.                                 1,764,402
  111,000   Sekisui House, Ltd.                                        1,720,076
                                                                    ------------
                                                                       3,484,478
                                                                    ------------
            INDUSTRIAL CONGLOMERATES
  326,000   Hitachi, Ltd.                                              2,427,019
                                                                    ------------
            INDUSTRIAL MACHINERY
  154,000   Amada Co., Ltd.                                            1,686,596
   98,000   Daifuku Co., Ltd.                                          1,593,566
   66,900   Daikin Industries, Ltd.                                    2,334,473
   39,300   Fuji Machine Mfg. Co., Ltd.                                  742,683
   76,000   Fujitec Co., Ltd.                                            517,043
  508,000   Mitsubishi Heavy Industries, Ltd.                          2,518,344
  207,000   Tsubakimoto Chain Co.                                      1,497,416
                                                                    ------------
                                                                      10,890,121
                                                                    ------------
            INDUSTRIAL SPECIALTIES
   48,900   Lintec Corp.                                               1,240,015
  106,000   Toyo Ink Mfg. Co., Ltd.                                      542,252
                                                                    ------------
                                                                       1,782,267
                                                                    ------------
            MAJOR TELECOMMUNICATIONS
      289   Nippon Telegraph & Telephone Corp.                         1,295,509
                                                                    ------------
            METAL FABRICATIONS
  183,000   Minebea Co., Ltd.                                          1,185,471
                                                                    ------------
            MISCELLANEOUS MANUFACTURING
   82,800   Kurita Water Industries Ltd.                               1,688,459
                                                                    ------------
            MOTOR VEHICLES
  284,500   Nissan Motor Co., Ltd.                                     3,743,487
   97,100   Suzuki Motor Corp.                                         2,372,664
   73,600   Toyota Motor Corp.                                         4,308,482
   71,200   Yamaha Motor Co., Ltd.                                     1,965,087
                                                                    ------------
                                                                      12,389,720
                                                                    ------------
            MOVIES/ENTERTAINMENT
   28,400   TOHO Co., Ltd.                                               550,426
                                                                    ------------
            PHARMACEUTICALS: OTHER
   52,900   Astellas Pharma Inc.                                    $  2,208,623
   83,900   Daiichi Sankyo Co., Ltd.                                   2,164,424
   34,200   Ono Pharmaceutical Co., Ltd.                               1,698,427
                                                                    ------------
                                                                       6,071,474
                                                                    ------------
            RAILROADS
      200   East Japan Railway Co.                                     1,562,802
                                                                    ------------
            REAL ESTATE DEVELOPMENT
    3,000   Mitsubishi Estate Co., Ltd.                                   65,659
                                                                    ------------
            RECREATIONAL PRODUCTS
   18,100   Nintendo Co., Ltd.                                         2,704,579
   94,300   Yamaha Corp.                                               1,744,761
                                                                    ------------
                                                                       4,449,340
                                                                    ------------
            SEMICONDUCTORS
   13,200   Rohm Co., Ltd.                                             1,406,206
                                                                    ------------
            STEEL
  214,000   Nippon Steel Corp.                                           790,015
                                                                    ------------
            TEXTILES
   65,000   Nisshinbo Industries, Inc.                                   763,866
  249,000   Teijin Ltd.                                                1,709,317
                                                                    ------------
                                                                       2,473,183
                                                                    ------------
            WHOLESALE DISTRIBUTORS
   20,500   Hitachi High-Technologies Corp.                              632,460
  139,800   Mitsubishi Corp.                                           3,385,330
   74,000   Nagase & Co., Ltd.                                         1,072,567
                                                                    ------------
                                                                       5,090,357
                                                                    ------------
            Total Japan                                              115,869,514
                                                                    ------------
            Malaysia (0.8%)
            ELECTRIC UTILITIES
  225,000   Tenaga Nasional Berhad                                       530,616
                                                                    ------------
            ENGINEERING & CONSTRUCTION
  524,000   Gamuda Berhad                                                578,127
  352,800   Road Builder (M) Holdings Berhad                             218,949
                                                                    ------------
                                                                         797,076
                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            REAL ESTATE DEVELOPMENT
  763,800   Bandar Raya Developments Berhad                           $  318,118
                                                                      ----------
            Total Malaysia                                             1,645,810
                                                                      ----------
            Pakistan (0.6%)
            MAJOR BANKS
  121,920   National Bank of Pakistan                                    519,759
                                                                      ----------
            MAJOR TELECOMMUNICATIONS
  415,300   Pakistan Telecommunication  Co. Ltd.                         375,534
                                                                      ----------
            OIL & GAS PRODUCTION
  183,900   Oil & Gas Development  Co. Ltd.                              480,498
                                                                      ----------
            Total Pakistan                                             1,375,791
                                                                      ----------
            Singapore (3.1%)
            ELECTRONIC COMPONENTS
  455,000   UniSteel Technology Ltd.                                     578,426
   47,100   Venture Corp., Ltd.                                          402,157
                                                                      ----------
                                                                         980,583
                                                                      ----------
            MAJOR BANKS
   65,000   DBS Group Holdings Ltd.                                      731,769
  159,600   Oversea-Chinese Banking Corp., Ltd.                          686,408
                                                                      ----------
                                                                       1,418,177
                                                                      ----------
            PUBLISHING: NEWSPAPERS
  111,000   Singapore Press Holdings Ltd.                                300,474
                                                                      ----------
            REAL ESTATE DEVELOPMENT
  381,000   Capitaland Ltd.                                            1,180,760
  306,000   United Industrial Corp., Ltd.                                274,821
                                                                      ----------
                                                                       1,455,581
                                                                      ----------
            REAL ESTATE INVESTMENT TRUSTS
  736,000   Suntec Real Estate Investment Trust                          595,838
                                                                      ----------
            REGIONAL BANKS
  114,000   United Overseas Bank Ltd.                                  1,175,258
                                                                      ----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
  151,000   SembCorp Industries Ltd.                                  $  343,811
                                                                      ----------
            WATER UTILITIES
  256,500   Hyflux Ltd.                                                  438,018
                                                                      ----------
            Total Singapore                                            6,707,740
                                                                      ----------
            South Korea (6.7%)
            APPAREL/FOOTWEAR
   13,060   Cheil Industries Inc.                                        473,991
                                                                      ----------
            DEPARTMENT STORES
    1,580   Hyundai Department Store Co., Ltd.                           151,521
      948   Lotte Shipping Co., Ltd.                                     395,795
                                                                      ----------
                                                                         547,316
                                                                      ----------
            ELECTRONIC DISTRIBUTORS
    8,310   LG Philips LCD Co., Ltd.*                                    349,589
                                                                      ----------
            ELECTRONICS/APPLIANCES
   15,010   Woongjin Coway Co., Ltd.                                     445,353
                                                                      ----------
            ENGINEERING & CONSTRUCTION
   20,820   Doosan Heavy Industries and Construction Co., Ltd.           753,421
    8,280   GS Engineering & Construction Corp.                          600,140
    6,460   Hyundai Engineering & Construction Co., Ltd.*                401,825
                                                                      ----------
                                                                       1,755,386
                                                                      ----------
            FINANCIAL CONGLOMERATES
   23,240   Shinhan Financial Group Co., Ltd.                          1,157,444
   11,550   Woori Finance Holdings Co., Ltd.                             260,692
                                                                      ----------
                                                                       1,418,136
                                                                      ----------
            FOOD: SPECIALTY/CANDY
    2,416   Orion Corp.                                                  632,354
                                                                      ----------
            HOUSEHOLD/PERSONAL CARE
    1,090   Amorepacific Corp.                                           400,217
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                   VALUE
--------------------------------------------------------------------------------
            INDUSTRIAL MACHINERY
    2,570   Hyundai Mobis                                            $   226,853
                                                                     -----------
            INTERNET SOFTWARE/SERVICES
    2,550   NHN Corp.*                                                   905,214
                                                                     -----------
            MAJOR BANKS
   15,720   Kookmin Bank                                               1,407,587
                                                                     -----------
            MOTOR VEHICLES
    6,740   Hyundai Motor Co.                                            592,080
                                                                     -----------
            OIL REFINING/MARKETING
    8,140   SK Corp.                                                     598,618
    6,830   S-Oil Corp.                                                  528,335
                                                                     -----------
                                                                       1,126,953
                                                                     -----------
            OTHER METALS/MINERALS
    7,940   Korea Zinc Co., Ltd.                                         714,322
                                                                     -----------
            PROPERTY - CASUALTY INSURERS
    4,190   Samsung Fire & Marine Insurance Co., Ltd.                    601,616
                                                                     -----------
            REGIONAL BANKS
   32,200   Pusan Bank                                                   494,755
                                                                     -----------
            SEMICONDUCTORS
    1,728   Samsung Electronics Co., Ltd.                              1,179,222
                                                                     -----------
            TOBACCO
    9,900   KT&G Corp.                                                   553,905
                                                                     -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
   22,460   Doosan Infracore Co., Ltd.                                   420,069
    6,090   Hyundai Heavy Industries Co., Ltd.*                          583,380
                                                                     -----------
                                                                       1,003,449
                                                                     -----------
            Total South Korea                                         14,828,298
                                                                     -----------
            Taiwan (6.9%)
            COMPUTER PERIPHERALS
  262,618   Hon Hai Precision Industry Co., Ltd.                       1,779,555
                                                                     -----------
            COMPUTER PROCESSING HARDWARE
   14,000   High Tech Computer Corp.*                                $   446,948
  379,000   Wistron Corp.*                                               493,471
                                                                     -----------
                                                                         940,419
                                                                     -----------
            ELECTRONIC COMPONENTS
   56,000   Everlight Electronics Co., Ltd.                              158,973
   53,154   Radiant Opto-Electronics Corp.                               121,447
   78,000   Tripod Technology Corp.                                      292,958
  281,000   Unimicron Technology Corp.                                   467,894
  252,000   Wintek Corp.                                                 340,732
                                                                     -----------
                                                                       1,382,004
                                                                     -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
  274,450   AU Optronics Corp.                                           449,256
  730,361   Delta Electronics, Inc.                                    2,272,234
                                                                     -----------
                                                                       2,721,490
                                                                     -----------
            ELECTRONICS/APPLIANCE STORES
   84,844   Largan Precision Co., Ltd.                                 1,787,168
                                                                     -----------
            ELECTRONICS/APPLIANCES
  222,001   Tsann Kuen Enterprise  Co., Ltd.                             332,828
                                                                     -----------
            ENGINEERING & CONSTRUCTION
  374,029   CTCI Corp.                                                   196,087
                                                                     -----------
            FINANCIAL CONGLOMERATES
  298,000   Cathay Financial Holding Co.                                 666,886
  196,670   Fubon Financial Holding Co., Ltd.                            190,207
1,195,175   Shin Kong Financial Holding Co., Ltd.                      1,271,861
1,110,536   Taishin Financial Holdings Co., Ltd.                         729,930
                                                                     -----------
                                                                       2,858,884
                                                                     -----------
            MISCELLANEOUS MANUFACTURING
   33,000   Catcher Technology Co., Ltd.                                 367,700
  113,000   Taiwan Greenpoint Enterprises Co., Ltd.                      326,091
                                                                     -----------
                                                                         693,791
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            PACKAGED SOFTWARE
   10,000   Springsoft Inc.                                         $     15,900
                                                                    ------------
            REGIONAL BANKS
1,974,000   Chang Hwa Commercial Bank                                  1,275,840
  561,000   Chinatrust Financial Holding Co., Ltd.                       460,038
                                                                    ------------
                                                                       1,735,878
                                                                    ------------
            SEMICONDUCTORS
   59,000   Epistar Corp.                                                207,747
  251,000   Taiwan Semiconductor Mfg. Co. Ltd.                           534,995
                                                                    ------------
                                                                         742,742
                                                                    ------------
            Total Taiwan                                              15,186,746
                                                                    ------------
            Thailand (2.5%)
            AIRLINES
  153,800   Thai Airways International PCL (Alien Shares)                194,632
                                                                    ------------
            COAL
  84,000    Banpu PCL (Alien Shares)                                     344,638
                                                                    ------------
            ENGINEERING & CONSTRUCTION
  341,500   Ch. Karnchang PCL (Alien Shares)                              98,260
  900,600   Italian-Thai Development PCL (Alien Shares)                  172,754
1,108,400   Sino Thai Engineering & Construction PCL (Alien
               Shares)                                                   253,956
                                                                    ------------
                                                                         524,970
                                                                    ------------
            MAJOR BANKS
  416,500   Kasikornbank PCL (Alien Shares)                              754,549
                                                                    ------------
            OIL & GAS PRODUCTION
   70,000   PTT Exploration and Production PCL (Alien Shares)            234,981
                                                                    ------------
            OIL REFINING/MARKETING
   64,300   PTT PCL (Alien Shares)                                  $    441,972
   77,500   Thai Oil PCL (Alien Shares)                                  139,370
                                                                    ------------
                                                                         581,342
                                                                    ------------
            REAL ESTATE DEVELOPMENT
2,868,900   Asian Property Development PCL (Alien Shares)                305,731
                                                                    ------------
            REGIONAL BANKS
  368,000   Bangkok Bank PCL (Alien Shares)                            1,166,698
  183,900   Siam City Bank PCL (Alien Shares)                            116,116
  240,400   Siam Commercial Bank PCL (Alien Shares)                      416,305
                                                                    ------------
                                                                       1,699,119
                                                                    ------------
            SPECIALTY TELECOMMUNICATIONS
  889,100   True Corp. PCL (Alien Shares)*                               233,319
                                                                    ------------
            WIRELESS TELECOMMUNICATIONS
  109,300   Advanced Info Service PCL (Alien Shares)                     259,163
   99,000   Total Access Communication PCL (Alien Shares)*               354,420
                                                                    ------------
                                                                         613,583
                                                                    ------------
            Total Thailand                                             5,486,864
                                                                    ------------
            Total Common Stocks
               (COST $156,094,704)                                   215,831,422
                                                                    ------------
            Preferred Stocks (0.7%)
            South Korea (0.7%)
            MOTOR VEHICLES
    7,330   Hyundai Motor Co.                                            433,415
                                                                    ------------
            SEMICONDUCTORS
    2,094   Samsung Electronics Co., Ltd.                              1,133,871
                                                                    ------------
            Total Preferred Stocks
               (COST $644,103)                                         1,567,286
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            Warrant (0.0%)

            Thailand
            ENGINEERING & CONSTRUCTION
  269,333   Sino-Thai Engineering & Construction PCL
               (due 04/18/08)*
               (COST $20,868)                                       $     26,262
                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            Short-Term Investment (0.5%)
            Repurchase Agreement
$   1,102   Joint repurchase agreement account 4.775% due
               05/01/06 (dated 04/28/06; proceeds $1,102,439) (b)
               (COST $1,102,000)                                       1,102,000
                                                                    ------------

Total Investments (COST $157,861,676) (c)                   99.4%    218,526,970
Other Assets in Excess of Liabilities                        0.6       1,219,005
                                                           -----    ------------
Net Assets                                                 100.0%   $219,745,975
                                                           =====    ============

----------
*    NON-INCOME PRODUCING SECURITY.

**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

+ COMPRISED OF SECURITIES IN SEPARATE ENTITIES THAT ARE TRADED AS A SINGLE STAPLED SECURITY.

(a) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $828,874 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S DIRECTORS.

(b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $69,484,754 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,819,460, RESULTING IN NET UNREALIZED APPRECIATION OF $60,665,294.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 2006:

                                          UNREALIZED
 CONTRACTS    IN EXCHANGE    DELIVERY    APPRECIATION
TO DELIVER        FOR          DATE     (DEPRECIATION)
------------------------------------------------------
  $ 4,424    SGD     7,025   05/02/06       $  18
  $43,062    THB 1,620,427   05/02/06        (108)
  $ 2,711    SGD     4,292   05/03/06           3
  $32,845    THB 1,232,034   05/03/06          22
                                            -----
   Net Unrealized Depreciation              $ (65)
                                            =====

CURRENCY ABBREVIATIONS:

SGD   SINGAPORE DOLLAR.
THB   THAILAND BAHT.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
SUMMARY OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Electronic Equipment/Instruments                       $ 23,839,786      10.9%
Motor Vehicles                                           14,354,998       6.5
Industrial Machinery                                     11,116,974       5.1
Regional Banks                                           10,626,676       4.8
Major Banks                                               8,684,028       4.0
Electrical Products                                       7,472,809       3.4
Engineering & Construction                                7,423,451       3.4
Chemicals: Specialty                                      6,899,772       3.2
Financial Conglomerates                                   6,607,659       3.0
Pharmaceuticals: Other                                    6,071,474       2.8
Real Estate Development                                   5,944,470       2.7
Other Metals/Minerals                                     5,775,149       2.6
Electronics/Appliances                                    5,593,546       2.5
Wholesale Distributors                                    5,090,357       2.3
Semiconductors                                            4,803,735       2.2
Recreational Products                                     4,449,340       2.0
Electronic Components                                     4,439,971       2.0
Industrial Conglomerates                                  4,343,889       2.0
Computer Processing Hardware                              3,943,320       1.8
Home Building                                             3,484,478       1.6
Computer Peripherals                                      3,198,401       1.5
Property - Casualty Insurers                              2,643,687       1.2
Textiles                                                  2,633,094       1.2
Commercial Printing/Forms                                 2,437,462       1.1
Wireless Telecommunications                               2,404,950       1.1
Miscellaneous Manufacturing                               2,382,250       1.1
Oil Refining/Marketing                                    2,350,974       1.1
Major Telecommunications                                  2,287,912       1.0
Apparel/Footwear Retail                                   2,179,268       1.0
Industrial Specialties                                    2,169,942       1.0
Food Retail                                               2,161,193       1.0
Apparel/Footwear                                          2,021,554       0.9
Beverages: Alcoholic                                      1,953,985       0.9
Building Products                                         1,890,842       0.9
Electric Utilities                                        1,858,492       0.8
Miscellaneous Commercial Services                         1,822,952       0.8
Electronics/Appliance Stores                              1,787,168       0.8
Railroads                                                 1,562,802       0.7
Chemicals: Major Diversified                           $  1,553,661       0.7%
Multi-Line Insurance                                      1,553,199       0.7
Electronic Distributors                                   1,368,030       0.6
Trucks/Construction/Farm Machinery                        1,347,260       0.6
Food: Specialty/Candy                                     1,306,338       0.6
Finance/Rental/Leasing                                    1,295,623       0.6
Real Estate Investment Trusts                             1,285,597       0.6
Casino/Gaming                                             1,202,864       0.5
Metal Fabrications                                        1,185,471       0.5
Auto Parts: O.E.M.                                        1,167,865       0.5
Food: Meat/Fish/Dairy                                     1,160,288       0.5
Life/Health Insurance                                     1,132,017       0.5
Repurchase Agreement                                      1,102,000       0.5
Gas Distributors                                          1,098,532       0.5
Internet Software/Services                                  905,214       0.4
Steel                                                       790,015       0.4
Oil & Gas Production                                        715,479       0.3
Forest Products                                             649,583       0.3
Tools/Hardware                                              558,271       0.3
Tobacco                                                     553,905       0.3
Movies/Entertainment                                        550,426       0.3
Biotechnology                                               547,717       0.2
Department Stores                                           547,316       0.2
Hospital/Nursing Management                                 455,070       0.2
Water Utilities                                             438,018       0.2
Investment Trusts/Mutual Funds                              432,730       0.2
Household/Personal Care                                     400,217       0.2
Coal                                                        344,638       0.2
Other Transportation                                        335,017       0.2
Agricultural Commodities/Milling                            319,642       0.1
Publishing: Newspapers                                      300,474       0.1
Aluminum                                                    289,117       0.1
Integrated Oil                                              244,780       0.1
Specialty Stores                                            233,935       0.1
Specialty Telecommunications                                233,319       0.1
Airlines                                                    194,632       0.1
Packaged Software                                            15,900       0.0
                                                       ------------      ----
                                                       $218,526,970*     99.4%
                                                       ============      ====

----------
* DOES NOT INCLUDE OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS WITH NET UNREALIZED DEPRECIATION OF $65.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
APRIL 30, 2006 (UNAUDITED)

Assets:
Investments in securities, at value (cost $157,861,676)           $ 218,526,970
Cash (including foreign currency of $576,282 at value,
   with a cost of $574,590)                                             628,575
Receivable for:
   Dividends                                                            732,295
   Capital stock sold                                                   220,408
   Investments sold                                                     206,006
   Foreign withholding taxes reclaimed                                  160,604
Prepaid expenses and other assets                                        32,385
                                                                  -------------
   Total Assets                                                     220,507,243
                                                                  -------------
Liabilities:
Unrealized depreciation on open forward foreign
   currency contracts                                                        65
Payable for:
   Investments purchased                                                196,615
   Investment advisory fee                                              154,580
   Capital stock redeemed                                               151,231
   Distribution fee                                                      80,598
   Transfer agent fee                                                    29,650
   Administration fee                                                    14,214
Accrued expenses and other payables                                     134,315
                                                                  -------------
   Total Liabilities                                                    761,268
                                                                  -------------
   Net Assets                                                     $ 219,745,975
                                                                  =============
Composition of Net Assets:
Paid-in-capital                                                   $ 489,887,647
Net unrealized appreciation                                          60,683,245
Accumulated net investment loss                                        (729,733)
Accumulated net realized loss                                      (330,095,184)
                                                                  -------------
   Net Assets                                                     $ 219,745,975
                                                                  =============
Class A Shares:
Net Assets                                                        $ 148,660,491
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)           7,460,947
   Net Asset Value Per Share                                      $       19.93
                                                                  =============
   Maximum Offering Price Per Share,
   (net asset value plus 5.54% of net asset value)                $       21.03
                                                                  =============
Class B Shares:
Net Assets                                                        $  53,284,032
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)           2,786,062
   Net Asset Value Per Share                                      $       19.13
                                                                  =============
Class C Shares:
Net Assets                                                        $   8,379,577
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)             437,840
   Net Asset Value Per Share                                      $       19.14
                                                                  =============
Class D Shares:
Net Assets                                                        $   9,421,875
Shares Outstanding (500,000,000 authorized, $.01 par value)             466,435
   Net Asset Value Per Share                                      $       20.20
                                                                  =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

Net Investment Loss:
Income
Dividends (net of $106,656 foreign withholding tax)                 $ 1,656,077
Interest                                                                 28,986
                                                                    -----------
   Total Income                                                       1,685,063
                                                                    -----------
Expenses
Investment advisory fee                                                 873,077
Transfer agent fees and expenses                                        288,708
Distribution fee (Class A shares)                                       158,111
Distribution fee (Class B shares)                                       262,843
Distribution fee (Class C shares)                                        32,567
Custodian fees                                                          109,147
Administration fee                                                       80,283
Shareholder reports and notices                                          60,916
Professional fees                                                        42,976
Registration fees                                                        28,282
Directors' fees and expenses                                              4,585
Other                                                                    21,386
                                                                    -----------
   Total Expenses                                                     1,962,881
Less: expense offset                                                       (505)
                                                                    -----------
   Net Expenses                                                       1,962,376
                                                                    -----------
   Net Investment Loss                                                 (277,313)
                                                                    -----------
Net Realized and Unrealized Gain:
Net Realized Gain on:
Investments                                                          16,322,192
Foreign exchange transactions                                            91,832
                                                                    -----------
   Net Realized Gain                                                 16,414,024
                                                                    -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments                                                          33,766,017
Translation of other assets and liabilities denominated in
   foreign currencies                                                    36,656
                                                                    -----------
   Net Appreciation                                                  33,802,673
                                                                    -----------
   Net Gain                                                          50,216,697
                                                                    -----------
Net Increase                                                        $49,939,384
                                                                    ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                 FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED          ENDED
                                               APRIL 30, 2006   OCTOBER 31, 2005
                                               --------------   ----------------
                                                 (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss                             $   (277,313)   $   (779,067)
Net realized gain                                 16,414,024      24,369,158
Net change in unrealized appreciation             33,802,673       9,441,056
                                                ------------    ------------
   Net Increase                                   49,939,384      33,031,147
Net decrease from capital stock transactions     (12,918,281)    (40,117,196)
                                                ------------    ------------
   Net Increase (Decrease)                        37,021,103      (7,086,049)
Net Assets:
Beginning of period                              182,724,872     189,810,921
                                                ------------    ------------
End of Period
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES
OF $729,733 AND  $452,420, RESPECTIVELY)        $219,745,975    $182,724,872
                                                ============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Pacific Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize capital appreciation of its investments. The Fund was incorporated in Maryland on June 13, 1990 and commenced operations on November 30, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Asset & Investment Trust Management Co., Limited (MSAITM) or Morgan Stanley Investment Management Company (MSIMC) (collectively the "Sub-Advisers"), affiliates of the Investment Adviser, determine that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund;
(6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.87% to the portion of the daily net assets not exceeding $1 billion; 0.82% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.77% to the portion of the daily net assets in excess of $2 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Advisers, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under the Sub-Advisory Agreements between the Sub-Advisers and the Investment Adviser, the Sub-Advisers invest the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Adviser paid MSAITM and MSIMC compensation of $193,509 and $182,377, respectively, for the six months ended April 30, 2006.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $38,648,522 at April 30, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended April 30, 2006, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.90%, respectively.

The Distributor has informed the Fund that for the six months ended April 30, 2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $37,804 and $1,066, respectively and received $46,353 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006 aggregated $34,893,364 and $50,379,999, respectively.

For the six months ended April 30, 2006, the Fund incurred brokerage commissions of $19,078 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2006 included in Directors' fees and expenses in the Statement of Operations amounted to $3,354. At April 30, 2006, the Fund had an accrued pension liability of $57,679 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Capital Stock
Transactions in capital stock were as follows:

                                           FOR THE SIX                FOR THE YEAR
                                           MONTHS ENDED                   ENDED
                                          APRIL 30, 2006            OCTOBER 31, 2005
                                     -----------------------   --------------------------
                                           (UNAUDITED)
                                      SHARES       AMOUNT        SHARES        AMOUNT
                                     --------   ------------   ----------   -------------
CLASS A SHARES
Sold                                  253,005   $  4,591,341      273,670   $   4,028,259
Conversion from Class B               372,988      6,827,316    8,240,201     117,284,310
Redeemed                             (821,234)   (14,595,490)  (1,308,277)    (19,420,359)
                                     --------   ------------   ----------   -------------
Net increase (decrease) -- Class A   (195,241)    (3,176,833)   7,205,594     101,892,210
                                     --------   ------------   ----------   -------------
CLASS B SHARES
Sold                                  244,146      4,255,643      500,745       6,969,268
Conversion to Class A                (388,007)    (6,827,316)  (8,511,018)   (117,284,310)
Redeemed                             (433,005)    (7,458,370)  (2,353,678)    (32,880,457)
                                     --------   ------------   ----------   -------------
Net decrease -- Class B              (576,866)   (10,030,043)  10,363,951)   (143,195,499)
                                     --------   ------------   ----------   -------------
CLASS C SHARES
Sold                                   61,505      1,073,886       77,361       1,079,981
Redeemed                              (38,240)      (662,472)    (287,005)     (4,023,821)
                                     --------   ------------   ----------   -------------
Net increase (decrease) -- Class C     23,265        411,414     (209,644)     (2,943,840)
                                     --------   ------------   ----------   -------------
CLASS D SHARES
Sold                                   60,768      1,112,299      386,751       5,684,775
Redeemed                              (70,708)    (1,235,118)    (105,121)     (1,554,842)
                                     --------   ------------   ----------   -------------
Net increase (decrease) -- Class D     (9,940)      (122,819)     281,630       4,129,933
                                     --------   ------------   ----------   -------------
Net decrease in Fund                 (758,782)  $(12,918,281)  (3,086,371)  $ (40,117,196)
                                     ========   ============   ==========   =============

6. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 2006, the Fund's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase, the Fund's custodian.

At April 30, 2006, investments in securities of issuers in Japan represented 52.7% of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 30, 2005, the Fund had a net capital loss carryforward of $343,516,145 of which $268,351,895 will expire on October 31, 2006, $26,405,832 will expire on October 31, 2007, $25,342,356 will expire on October 31, 2009, $8,609,971 will expire on October 31, 2010 and $14,806,091 will expire on October 31, 2011 to offset future capital gains to the extent provided by regulations.

As of October 31, 2005, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs") and capital loss deferrals on wash sales.

8. Expense Offset

The expense offset represents a reduction of the transfer agent fees and expenses for earnings on cash balances maintained by the Fund.

9. Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and
(ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors, which motion defendants opposed. On April 14, 2006, the Court granted defendants' motion to dismiss in its entirety. Additionally, the Court denied plaintiff's motion to supplement their complaint. This matter is now concluded.

Morgan Stanley Pacific Growth Fund Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                   FOR THE SIX             FOR THE YEAR ENDED OCTOBER 31,
                                                  MONTHS ENDED    -----------------------------------------------
                                                 APRIL 30, 2006     2005      2004     2003      2002       2001
                                                 --------------   --------   ------   ------    ------    -------
                                                   (UNAUDITED)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period              $  15.51        $  13.01   $11.85   $ 8.60    $ 8.92    $ 13.29
                                                  --------        --------   ------   ------    ------    -------
Income (loss) from investment operations:
   Net investment income (loss)++                     0.00            0.01     0.01    (0.02)    (0.05)     (0.03)
   Net realized and unrealized gain (loss)            4.42            2.49     1.15     3.27     (0.27)     (4.13)
                                                  --------        --------   ------   ------    ------    -------
Total income (loss) from investment operations        4.42            2.50     1.16     3.25     (0.32)     (4.16)
                                                  --------        --------   ------   ------    ------    -------
Less dividends from net investment income               --              --       --       --        --      (0.21)
                                                  --------        --------   ------   ------    ------    -------
Net asset value, end of period                    $  19.93        $  15.51   $13.01   $11.85    $ 8.60    $  8.92
                                                  ========        ========   ======   ======    ======    =======
Total Return+                                        28.50%(1)       19.22%    9.79%   37.79%    (3.59)%   (31.42)%
Ratios to Average Net Assets(3):
Expenses                                              1.74%(2)        1.81%    1.74%    1.96%     1.88%      1.74%
Net investment income (loss)                         (0.06)%(2)       0.06%    0.04%   (0.17)%   (0.40)%    (0.38)%
Supplemental Data:
Net assets, end of period, in thousands           $148,659        $118,778   $5,863   $4,931    $4,089    $ 3,131
Portfolio turnover rate                                 17%(1)          25%      26%      40%       32%        37%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   FOR THE SIX                 FOR THE YEAR ENDED OCTOBER 31,
                                                  MONTHS ENDED    -------------------------------------------------------
                                                 APRIL 30, 2006     2005       2004        2003        2002        2001
                                                 --------------   -------    --------    --------    --------    --------
                                                  (UNAUDITED)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period              $ 14.95         $ 12.64    $  11.60    $   8.53    $   8.89    $  13.11
                                                  -------         -------    --------    --------    --------    --------
Income (loss) from investment operations:
   Net investment loss++                            (0.07)          (0.10)      (0.09)      (0.08)      (0.11)      (0.13)
   Net realized and unrealized gain (loss)           4.25            2.41        1.13        3.15       (0.25)      (4.05)
                                                  -------         -------    --------    --------    --------    --------
Total income (loss) from investment operations       4.18            2.31        1.04        3.07       (0.36)      (4.18)
                                                  -------         -------    --------    --------    --------    --------
Less dividends from net investment income              --              --          --          --          --       (0.04)
                                                  -------         -------    --------    --------    --------    --------
Net asset value, end of period                    $ 19.13         $ 14.95    $  12.64    $  11.60    $   8.53    $   8.89
                                                  =======         =======    ========    ========    ========    ========
Total Return+                                       27.96%(1)       18.28%       8.97%      35.99%      (4.05)%    (31.87)%
Ratios to Average Net Assets(3):
Expenses                                             2.50%(2)        2.56%       2.51%       2.72%       2.64%       2.55%
Net investment loss                                 (0.82)%(2)      (0.69)%     (0.73)%     (0.93)%     (1.16)%     (1.19)%
Supplemental Data:
Net assets, end of period, in thousands           $53,284         $50,266    $173,504    $187,065    $163,000    $231,422
Portfolio turnover rate                                17%(1)          25%         26%         40%         32%         37%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   FOR THE SIX            FOR THE YEAR ENDED OCTOBER 31,
                                                  MONTHS ENDED    ----------------------------------------------
                                                 APRIL 30, 2006    2005      2004      2003     2002       2001
                                                 --------------   ------    ------    ------   ------    -------
                                                   (UNAUDITED)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period               $14.95         $12.63    $11.59    $ 8.52   $ 8.86    $ 13.07
                                                   ------         ------    ------    ------   ------    -------
Income (loss) from investment operations:
   Net investment loss++                            (0.06)         (0.09)    (0.09)    (0.09)   (0.10)     (0.13)
   Net realized and unrealized gain (loss)           4.25           2.41      1.13      3.16    (0.24)     (4.05)
                                                   ------         ------    ------    ------   ------    -------
Total income (loss) from investment operations       4.19           2.32      1.04      3.07    (0.34)     (4.18)
                                                   ------         ------    ------    ------   ------    -------
Less dividends from net investment income              --             --        --        --       --      (0.03)
                                                   ------         ------    ------    ------   ------    -------
Net asset value, end of period                     $19.14         $14.95    $12.63    $11.59   $ 8.52    $  8.86
                                                   ======         ======    ======    ======   ======    =======
Total Return+                                       28.03%(1)      18.37%     8.97%    36.03%   (3.84)%   (31.89)%
Ratios to Average Net Assets(1):
Expenses                                             2.40%(2)       2.55%     2.51%     2.72%    2.47%      2.50%
Net investment loss                                 (0.72)%(2)     (0.68)%   (0.73)%   (0.93)%  (0.99)%    (1.14)%
Supplemental Data:
Net assets, end of period, in thousands            $8,380         $6,197    $7,885    $7,718   $3,182    $ 3,880
Portfolio turnover rate                                17%(1)         25%       26%       40%      32%        37%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   FOR THE SIX           FOR THE YEAR ENDED OCTOBER 31,
                                                  MONTHS ENDED    --------------------------------------------
                                                 APRIL 30, 2006    2005     2004     2003     2002       2001
                                                 --------------   ------   ------   ------   ------    -------
                                                   (UNAUDITED)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period               $15.71         $13.14   $11.94   $ 8.68   $ 8.96    $ 13.35
                                                   ------         ------   ------   ------   ------    -------
Income (loss) from investment operations:
   Net investment income (loss)++                    0.02           0.11     0.03     0.00    (0.02)     (0.02)
   Net realized and unrealized gain (loss)           4.47           2.46     1.17     3.26    (0.26)     (4.11)
                                                   ------         ------   ------   ------   ------    -------
Total income (loss) from investment operations       4.49           2.57     1.20     3.26    (0.28)     (4.13)
                                                   ------         ------   ------   ------   ------    -------
Less dividends from net investment income              --             --       --       --       --      (0.26)
                                                   ------         ------   ------   ------   ------    -------
Net asset value, end of period                     $20.20         $15.71   $13.14   $11.94   $ 8.68    $  8.96
                                                   ======         ======   ======   ======   ======    =======
Total Return+                                       28.58%(1)      19.56%   10.05%   37.56%   (3.12)%   (31.19)%
Ratios to Average Net Assets(3):
Expenses                                             1.50%(2)       1.56%    1.51%    1.72%    1.64%      1.55%
Net investment income (loss)                         0.18%(2)       0.31%    0.27%    0.07%   (0.16)%    (0.19)%
Supplemental Data:
Net assets, end of period, in thousands            $9,422         $7,484   $2,559   $8,581   $5,518    $ 6,284
Portfolio turnover rate                                17%(1)         25%      26%      40%      32%        37%

----------
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

DIRECTORS
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Ronald E. Robison
PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

J. David Germany
VICE PRESIDENT

Dennis F. Shea
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang Yu
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISERS
Morgan Stanley Asset & Investment Trust Management Co., Limited
Yebisu Garden Place Tower, 20-3
Ebisu 4-chome, Shibuya-ku
Tokyo, Japan 150-6009

Morgan Stanley Investment Management Company
23 Church Street, 1601 Capital Square
Singapore 049481

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD

(C) 2006 Morgan Stanley

[Morgan Stanley LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Pacific Growth Fund

Semiannual Report
April 30, 2006

TGRRPT-37916RPT-RA06-00486P-Y04/06
[Morgan Stanley LOGO]

Item 2.  Code of Ethics.

Not applicable for semiannual reports.


Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6.

Refer to Item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.


Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pacific Growth Fund Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 30, 2006